Click here to view the fund's statutory prospectus
or statement of additional information

March 1, 2013, as supplemented through October 15, 2013

American Independence
U.S. Inflation-Indexed Fund

Institutional | FFIHX | 026762229
Class A | FNIHX | 026762237
Class C | FCIHX | 026762575

The Fund’s statutory Prospectus and Statement of Additional Information dated March 1, 2013, as supplemented through October 15, 2013, are incorporated into and made part of this Summary Prospectus by reference. Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.aifunds.com. You can also get this information at no cost by calling 866-410-2006 or by sending an e-mail request to info@americanindependence.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

U.S. Inflation-Indexed Fund

FUND SUMMARY – U.S. INFLATION-INDEXED FUND

Investment Objectives/Goals.

The Fund’s objective is to provide investors with a high level of total return in excess of inflation as may be consistent with the preservation of capital.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 67 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares	Class C Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None	1.00%(1)
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	None	0.45%(2)	1.00%
Other Expenses	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	0.65%	1.10%	1.65%
Fee Waivers and Expense Reimbursements(3)	-0.33%	-0.33%	-0.33%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(3)	0.32%	0.77%	1.32%

(1)    Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

(2)    The Board has approved a Rule 12b-1 plan with a 0.25% distribution fee for Class A Shares. In addition, the Board has approved a Shareholder Services Plan for Class A Shares which would provide for a fee paid monthly at an annual rate of up to 0.25%. At the present time, the Fund is assessing the full 0.25% distribution fee and is assessing only 0.20% of the shareholder servicing fee.

(3)    Pursuant to an operating expense limitation agreement between American Independence Financial Services, LLC (“American Independence” or the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund until March 1, 2014 to ensure that Total Annual Operating Expenses do not exceed 0.32%, 0.77% and 1.32% of the Fund’s average net assets for the Institutional Class Shares, Class A Shares and Class C Shares, respectively. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$33	$175	$330	$779
Class A Shares	$500	$728	$975	$1,680
Class C Shares	$238	$488	$866	$1,927

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year ended, October 31, 2012, the Fund’s portfolio turnover rate was 154% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies.  The Fund’s goal is to outperform the Barclays Capital 1–30 Year U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L). Under normal market conditions, the Fund intends to invest in the following manner:

➢  At least 80% of the Fund's net assets, plus borrowings for investment purposes, in inflation-indexed securities that are denominated in U.S. dollars and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate;

➢  Derivatives as a substitute for direct investment in inflation-indexed securities; and

➢  Up to 20% of the Fund’s net assets, plus borrowings for investment purposes, in foreign inflation-indexed securities (sovereign issues only) whose returns may be hedged into U.S. dollars, U.S. government and agency securities that are not indexed to inflation, and corporate bonds denominated in U.S. dollars or foreign currencies.

Main types of securities in which the Fund may invest:

➢  U.S. Inflation-Linked Securities

➢  Derivative Securities (consisting of exchange-traded U.S. Government bond futures and options on interest rates or U.S. Government bonds)

➢  Foreign sovereign inflation-indexed securities

➢  U.S. government and agency securities that are not indexed to inflation

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the sub-adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below.

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Interest Rate and Duration Risk.  The Fund's share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund. Longer-term securities are subject to greater interest rate risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with shorter average fund duration.

Deflation Risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk. The principal of TIPS is adjusted upwards and downwards with the change in the seasonally unadjusted CPI index (of urban consumers). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. At maturity, TIPS pay out the uplifted principal value or original par value, whichever is the greater.  However, principal values can be adjusted downwards and even below par value prior to maturity during periods of deflation.  Therefore, the fund is subject to deflation risk.  Correspondingly, the fund may benefit during periods of inflation.

Credit Risk.  The issuer of a fixed-income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

U.S. Government Obligations Risk.  U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. government securities not supported by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Foreign Securities Risk.  To the extent the Fund invests in foreign securities, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Foreign Sovereign Debt Securities Risk. The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Derivatives Risk.  Derivatives may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, derivatives expose the Fund to risks of mispricing or improper valuation.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund (and its predecessor) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1 year, 5 year and since inception periods compare with those of the Fund’s benchmark, the Barclays Capital U.S. TIPS Index. The Fund has been in existence since January 2, 2001, but until May 8, 2008, the Fund was organized as the U.S. Inflation-Indexed Portfolio of the former FFTW Funds.

Past performance (before and after taxes) does not indicate how a Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A Shares and Class C Shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.aifunds.com  or by calling the Fund at 1-888-266-8787. The Fund’s 30-day yield may be obtained by calling 1-888-266-8787.

Best quarter:	5.54%	Q1 2008
Worst quarter:	(4.28)%	Q3 2008

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2012
	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	6.46%	7.37%	6.96%
Return After Taxes on Distributions	4.65%	5.37%	4.80%
Return After Taxes on Distributions and sale of shares	4.41%	5.20%	4.74%
Class A Shares (Return Before Taxes)	1.57%	6.17%	6.22%
Class C Shares (Return Before Taxes)	4.44%	7.04%	6.79%
Barclays Capital U.S. TIPS Index (reflects no deduction for fees, expenses or taxes)	6.98%	7.04%	6.65%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Returns for Class A Shares and Class C Shares reflect the deduction of sales loads. After-tax returns for Class A and Class C Shares, which are not shown, will vary from those shown for Institutional Class Shares.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC.

Sub-Adviser. Fischer Francis Trees & Watts, Inc., located at 200 Park Avenue, New York, NY 10166, serves as the sub-adviser to the Fund. The portfolio manager responsible for the day-to-day management of the Fund is shown below:

Manager Name	Primary Title	Managed the Fund Since
Cedric Scholtes	Portfolio Manager	2006

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares	Class C Shares
Initial Purchase	$250,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250

How to purchase and redeem shares

•         Through Matrix Capital Group, Inc. (the “Distributor”)

•         Through banks, brokers and other investment representatives

•         Through retirement plan administrators and record keepers

•         Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling 1-888-266-8787).

•         Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.